RELEASE AND SEP ARA TI ON AGREEMENT This RELEASE AND SEPARATION AGREEMENT (the "Agreement") is made and entered into by L. Kian Granmayeh ("Employee") and Carriage Services, Inc. , its past, present and future subsidiaries, parents, and affiliates and their respective past, present, and future employees, officers, directors, agents and insurers (hereinafter collectively referred to as the "Company"). WHEREAS, Employee and Company entered into an employment agreement dated March 13, 2023; a first amendment to that employment agreement on February 21, 2024; and a second amendment to that employment agreement on April 30, 2024 (hereinafter collectively referred to as the "Employment Agreement"); and WHEREAS, Employee has advised Company of his intent to resign his employment, effective as of July 1, 2024 (the "Separation Date"), and terminate the Employment Agreement concurrently; and WHEREAS, both Employee and Company wish to settle all issues and potential issues which relate, or may relate to, Employee's employment with, and departure from, the Company, including but not limited to, those arising under the Employment Agreement. NOW, THEREFORE, Company and Employee agree as follows, in consideration of the mutual covenants and obligations contained herein, and intending to be legally held bound: 1. EMPLOYEE'S RESIGNATION. Employee hereby irrevocably resigns his employment and will cease to be employed by the Company effective as of the Separation Date. In addition, Employee hereby resigns his positions as Executive Vice President, Chief Financial Officer and Treasurer for Carriage Services, Inc. and any officer or director position Employee may hold for the Company's subsidiaries and affiliates, in each case as of the Separation Date , or earlier if effectuated by a separate action. As of the Separation Date, Employee specifically waives all rights to any additional bonus and/or awards, vesting or payment under the Company's 2017 Omnibus Incentive Plan or any other current or past plan or policy of the Company, except as may otherwise be expressly set out in this Agreement. As of the Separation Date, all of Employee's rights under the Employment Agreement are terminated and Employee hereby waives all such rights he may have had under the Employment Agreement prior to the Separation Date. 2. CONSIDERATION. In consideration for the releases and other covenants set forth in this Agreement, after this Agreement becomes effective, the Company agrees to provide Employee the following: a. Company will continue to pay Employee's base salary at the biweekly rate of Nineteen Thousand Two Hundred Thirty Dollars and Seventy-Seven Cents , ($19,230.77) for twenty-six (26) bi-weekly pay periods following the Separation Date (the "Continued Salary"). The Continued Salary shall total $500,000.00. The first payment will be paid on the first regular, bi-weekly Company payroll date following the Separation Date. The Company shall have the right to deduct from any payment of compensation to the Employee hereunder, any federal, state or local taxes required by law to be withheld with respect to such payments, and any other amounts specifically authorized to be withheld or deducted by the Employee. b. Company will pay Employee a lump sum amount of Two Hundred Fifty Thousand Dollars and No Cents ($250,000.00) upon the execution of this Agreement by both Employee and Company. Page I of 6 l. Kian Granmayeh Release & Separation Agreement 711/2024

c. Company will pay Employee a monthly fee of Twenty Thousand Dollars ($20,000.00) (the "Consultant Fee") for six months following the Separation Date to provide consultant services to the Company, as more fully described in Section 10 of this Agreement. The monthly Consultant Fee will be paid at the same time as the first Continued Salary payment of each month for the first six months following the Separation Date. d. If Employee becomes eligible to elect continuation coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") and properly elects such coverage, the Company shall reimburse the Employee, or pay on the Employee' s behalf, 100% of applicable medical continuation premiums for the benefit of the Employee (and his covered dependents as of the date of his Separation, if any) under the Employee' s then-current plan election, with such coverage to be provided under the closest comparable plan as offered by the Company from time to time, for so long during the 18-month period following the Separation Date as Employee remains eligible for, and elects, COBRA coverage. e. Employee shall retain all vested equity awards . All unvested equity awards will be cancelled as of the Separation Date and Employee shall have no rights or claims with respect to any unvested equity awards. f. If Employee dies at any time while the Company is paying consideration pursuant to Section 2, the Company shall continue making the remaining payments under Section 2 to the Employee's estate. Such payments to the Employee' s estate shall be made in the same manner and at the same times as they would have been paid to the Employee had he not died. Employee acknowledges and agrees that the consideration outlined above constitutes fair and adequate compensation for the promises and covenants of Employee set forth in this Agreement. 3. EMPLOYEE'S RELEASE OF CLAIMS. For and in consideration of the Consideration as described in Section 2 of this Agreement, Employee hereby irrevocably and unconditionally releases, forever discharges, and covenants not to sue, or bring any other legal action against the Company with respect to any and all claims and causes of action of any nature, both past and present, known and unknown, foreseen and unforeseen, which Employee has, or which could be asserted on his behalf by any other person or entity, resulting from or relating to any act or omission of any kind occurring on or before the date of the execution of this Agreement. Employee understands and agrees that this Release includes, but is not limited to, the following : a. All claims and causes of action arising under contract, tort or other common law, including, without limitation, breach of contract, fraud, estoppel , misrepresentation, express or implied duties of good faith and fair dealing, wrongful discharge, discrimination, retaliation, harassment, negligence, gross negligence, false imprisonment, assault and battery, conspiracy, intentional or negligent infliction of emotional distress, slander, libel, defamation, refusal to perform an illegal act and invasion of privacy; b. All claims and causes of action arising under any federal , state, or local law, regulation, or ordinance, including without limitation, the Civil Rights Act of 1964, as amended, the Americans With Disabilities Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the Employee Retirement Income Security Act, and relevant state laws, as well as any claims for wages, employee benefits, vacation pay, severance pay, pension or profit sharing benefits, health or welfare benefits, bonus compensation, vesting of stock options, restricted stock, Page 2 of 6 L. Kian Granmayeh Release & Separation Agreement 71112024

comm1ss1ons, deferred compensation or other remuneration, or employment benefits or compensation; c. All claims and causes of action for past or future loss of pay or benefits, expenses, damages for pain and suffering, mental anguish or emotional distress damages, liquidated damages, punitive damages, compensatory damages, attorney's fees , interest, court costs, physical or mental injury, damage to reputation, and any other injury, loss, damage, or expense or any other legal or equitable remedy of any kind whatsoever; and d. All claims and causes of action arising out of or in any way connected with, directly or indirectly, Employee' s employment with the Company, or any incident thereof, including, without limitation, Employee's treatment by the Company; the terms and conditions of the Employee ' s employment; and the separation of Employee's employment. 4. RETURN OF COMPANY PROPERTY. Employee shall return, in good working order, all property of the Company that is in his possession, custody or control on or before July 1, 2024. Such property includes, but is not limited to, keys, computers, cell phones, software, calculators, equipment, credit cards, forms, files , manuals, correspondence, business cards, personnel data, lists of or other information regarding customers, contacts and/or employees, contracts, contract information, agreements, leases, plans, brochures, catalogues, training materials, computer tapes and diskettes or other portable media. 5. TAX ISSUES. The Company may withhold from any benefits and payments made pursuant to this Agreement all federal, state, city and other taxes as may be required pursuant to any law or governmental regulation or ruling, and all other normal employee deductions made with respect to the Company' s employees generally. All determinations required to be made under this Section 5 shall be made by the Company. 6. NON-ADMISSION. Employee and Company agree that this Agreement and the consideration provided to Employee by the Company is not an admission by either party of any violation of the other party ' s rights or of any violation of contract or statutory or common law. 7. NON-DISPARAGEMENT. Employee and Company mutually agree not to, directly or indirectly, make, publish, or communicate or cause to be made, published or communicated, to anyone any remark, statement or comment, orally or in writing, criticizing or disparaging the other party. 8. NON-COMPETITON AND NON-SOLICITATION. Employee hereby agrees that for a period of one (1) year following the Separation Date, Employee shall not, directly or indirectly, (a) alone or for his own account, or as an officer, director, shareholder, partner, member, trustee, employee, consultant, advisor, agent or any other capacity of any corporation, partnership, joint venture, trust, or other business organization or entity, encourage, support, finance, be engaged in, interested in, or concerned with, any business within the deathcare industry having a funeral home, cemetery, crematory, or office within a radius of fifty (50) miles of any funeral home, cemetery, or other deathcare business owned or operated by the Company or any of its affiliates; (b) induce or assist anyone in inducing in any way, any employee of the Company or any of its affiliates who he had contact with during his employment or knew of by Page 3 of 6 L. Ki an Granmayeh Release & Separation Agreement 7I I12024

virtue of his employment with the Company, to resign or sever his or her employment or to breach an employment contract with the Company or any affiliate; or (c) own, manage, advise, operate, join, control, or participate in the ownership, management, operation, or control of, or be connected in any manner with, any business which is or may be in the funeral, mortuary, crematory, cemetery, or burial insurance business or in any business related thereto within a radius of fifty (50) miles of any funeral home, cemetery, or other deathcare business owned or operated by the Company or any of its affiliates. The foregoing covenants shall not be held invalid or unenforceable because of the scope of the territory or actions subject hereto or restricted hereby, or the period of time within which such covenants respectively are operative, but the maximum territory, the action subject to such covenants and the period of time they are enforceable are subject to any determination by a final judgment of any court which has jurisdiction over the parties and subject matter. Employee acknowledges that these provisions were contained in his Employment Agreement and that the consideration for these provisions includes consideration provided in connection with his execution of the Employment Agreement and during his employment with the Company, in addition to the additional consideration provided for in this Agreement. Employee agrees not to challenge the enforceability of these restrictions for any reason, including that they are overly broad or that he received insufficient consideration. Employee acknowledges the enforceability of these restrictions and agrees to comply with them. 9. CONTINUING OBLIGATIONS. Employee acknowledges that in the course of his employment with the Company he has obtained confidential and proprietary information including, but not limited to, financial, accounting, business, product, customer and marketing information, plans, lists, agreements, forecasts, trade secrets, management methods, operating techniques, strategies, prospective acquisitions, reports, studies, analyses , this Agreement, and other confidential information and knowledge concerning the business of the Company (collectively "Confidential Information"). Employee acknowledges and agrees that he has a continuing obligation to maintain the confidentiality of all such non-public information, even after the Separation Date. Employee understands and acknowledges that the Employee's obligations under this Agreement regarding Confidential Information begin immediately and shall continue until the Confidential Information has become public knowledge other than as a result of the Employee ' s breach of this Agreement or a breach by those acting in concert with the Employee or on the Employee' s behalf. 10. CONSULTANT SERVICES. Employee agrees to provide consulting services to the Company, as requested and directed by the Company, for six months following the Separation Date (the "Consultant Period"). The Consultant Period shall include, but not be limited to, Employee providing assistance to, and cooperation with, the Company as it relates to the successful on boarding of a new Chief Financial Officer and other transition related requests. 11. COOPERATION. Employee acknowledges and agrees that from and after the Separation Date, he will cooperate fully with the Company, its officers, employees, agents, affiliates and attorneys in the defense or prosecution of, or in preparation for the defense or prosecution of any lawsuit, dispute, investigation, or other legal proceedings ("Proceedings"). Employee fwther acknowledges and agrees that he will cooperate fully with the Company, its officers, employees, agents, affiliates, and attorneys on any matter related to Company business ("Matters") that occurred during the period of Employee's employment or were otherwise impacted by Employee's employment. Page 4 of 6 l. Kian Granmayeh Release & Separation Agreement 71112024

Such cooperation shall include providing true and accurate information or documents concerning, or affidavits or testimony about, all or any matters at issue in any Proceedings/Matters as shall from time to time be requested by the Company and shall be with the knowledge of Employee. Such cooperation shall be provided by Employee without remuneration, but Employee shall be entitled to reimbursement for all reasonable and appropriate out of pocket expenses incurred by him in so cooperating, including, by way of example and not by way of limitation, airplane fares, hotel accommodations, meal charges and other similar expenses to attend Proceedings/Matters outside of the city of Employee' s residence. The reasonable fees and expenses of Employee shall be reimbursed by the Company on a regular, periodic basis upon presentation by Employee of a statement and receipts in accordance with the Company' s customary practices and policies; provided, however, that such reimbursement will be paid no later than December 31st of the calendar year following the calendar year in which Employee incurred the expense. In the event Employee is asked by a third party to provide information regarding the Company or is called other than by the Company to testify in any Proceeding/Matter related to the Company, he will notify the Company as soon as possible to give the Company a reasonable opportunity to respond and/or participate in such Proceeding/Matter. 12. REMEDIES. In the event of a breach or threatened breach by the Employee of any of the provisions of this Agreement, the Employee hereby consents and agrees that the Company shall be entitled to seek, in addition to all other available remedies, a temporary restraining order, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy. Any equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages, or other available relief. If Employee fails to comply with any of the terms of this Agreement or post-employment obligations contained in it, the Company may, in addition to any other remedies it may have, reclaim any amounts paid to the Employee under the provisions of this Agreement or terminate any benefits or payments that are later due under this Agreement, without waiving the releases provided herein. Company and Employee acknowledge and agree that the prevailing party shall be entitled to payment of its attorneys' fees and other costs and expenses incurred in enforcing this provision of the Agreement and/or in prosecuting any counterclaim or cross-claim based on this provision of the Agreement. 13. FEES AND COSTS. Except as otherwise set forth in this Agreement, the parties shall bear their own attorneys' fees and costs. 14. CHOICE OF LAWNENUE. This Agreement and any action, cause of action, claim, controversy or dispute of any kind (whether at law, in equity, in contract, in tort or otherwise) that may be based upon, arise out of, or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the rights, duties and relationship of the parties hereto, shall be governed by, construed, and enforced in accordance with, and subject to, the laws of the State of Texas or federal law, where applicable, without regard to the conflict of law principles of any jurisdiction. In the event there shall be any dispute arising out of the terms and conditions of, or in connection with, this Agreement, the party seeking relief shall submit such dispute to the United States District Court for the Southern District of Texas or, if federal jurisdiction is lacking or the court declines or abstains from taking jurisdiction, the District Cou1is of Harris County, Texas. 15. ENTIRE AGREEMENT. It is expressly understood and agreed that this Agreement embodies the entire agreement between the Pmiies relating to Employee's employment Page 5 of 6 L. Kian Granmayeh Release & Separation Agreement 71112024

by the Company and all other matters arising between Company and Employee prior to the date and time of execution hereof, and supersedes all prior agreements, including the Employment Agreement, an-angements, or understandings between and among the Parties. No oral understandings, statements, promises, terms, conditions, obligations, or agreements contrary or in addition to the terms of this Agreement exist. This Agreement may not be changed by oral representations and may only be amended by written instrument executed by a duly authorized representative of each of the Parties, or their respective successors or assigns. If any part of this Agreement is found to be illegal or unenforceable by any agency or court, the remaining provisions shall continue in full force and effect. 16. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. 17. OTHER REPRESENTATIONS: EMPLOYEE HEREBY REPRESENTS AND CERTIFIES THAT HE: (1) HAS CAREFULLY READ ALL OF THIS AGREEMENT; (2) HAS BEEN GNEN A FAIR OPPORTUNITY TO DISCUSS AND NEGOTIATE THE TERMS OF THIS AGREEMENT; (3) UNDERSTANDS ITS PROVISIONS; (4) HAS BEEN ADVISED IN WRITING AND GNEN THE OPPORTUNITY TO SEEK ADVICE AND CONSULTATION WITH ATTORNEYS REGARDING THIS AGREEMENT; (5) HAS DETERMINED THAT IT IS IN HIS BEST INTERESTS TO ENTER INTO THIS AGREEMENT; (6) HAS NOT BEEN INFLUENCED TO SIGN THIS AGREEMENT BY ANY STATEMENT OR REPRESENTATION BY THE COMPANY NOT CONTAINED IN THIS AGREEMENT; AND (7) ENTERS INTO THIS AGREEMENT KNOWINGLY AND VOLUNTARILY. We the undersigned do hereby sign and agree to the terms set forth in the Release and Separation , on the dates set forth below: 6/6/~oZ-t Date Signed EMPLOYEE: June 6, 2024 L. Kian Granmayeh Date Signed Page 6 of 6 L. Kian Granmayeh Release & Separation Agreement 71112024